         As filed with the Securities and Exchange Commission on August 6, 2003
                                                             File No. 000-28661

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------
                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
 ------------------------------------------------------------------------------

                               AUGRID CORPORATION
               (Exact Name of Issuer as Specified in its Charter)

                       NEVADA                              34-1878390
          (State or Other Jurisdiction of               (I.R.S. Employer
           Incorporation or Organization)            Identification Number)



                             2275 EAST 55TH STREET
                             CLEVELAND, OHIO 44103
                                 (216) 426-1589
               (Address, including zip code, and telephone number
                        of Principal Executive Offices)


                             MARY F. SLOAT-HOROSZKO
                             2275 EAST 55TH STREET
                             CLEVELAND, OHIO 44103
                                 (216) 426-1589

      (Name, address, including zip code, and telephone number, including area code, of agent for service)

                 --------------------------------------------

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

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 6   RESIGNATION OF ONE OF REGISTRANT'S DIRECTORS


On April 22, 2003, Mr. Anthony Cooper resigned as Director and Chief Technical Officer of the Registrant. Mr. Cooper requested the Registrant to publicly acknowledge his resignation by filing this Current Report.

Registrant's current Board of Directors consists of the following individuals:
MJ Shaheed, Michael Young, Stan Chapman, Mary F. Horoszko, and Essa Mashni.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of August, 2003.


                            AuGRID Corporation

                            By:  /s/ MJ SHAHEED
                                 ---------------
                                 M. J. Shaheed, President